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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2010 (June 30, 2010)

Behringer Harvard Opportunity REIT II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-53650 (Commission File Number)	20-8198863 (I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001
(Address of principal executive offices)
(Zip Code)

(866) 655-3600
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        On June 30, 2010, Behringer Harvard Opportunity REIT II, Inc. (which may be referred to herein as the "Registrant," "we," "our," or "us"), acquired a 100% interest in a multi-tenant office building known as Holstenplatz, located in Hamburg, Germany ("Holstenplatz") through an indirect wholly-owned subsidiary of Behringer Harvard Opportunity OP II LP, an operating partnership of Behringer Harvard Opportunity REIT II, Inc. Holstenplatz is an eight-story office building containing approximately 80,000 rentable square feet. Total consideration transferred for Holstenplatz was $12.5 million (€10.25 million) and consisted of cash of $2.8 million from the proceeds of our offering of stock to the public, and proceeds of $9.7 million from a loan with Eurohypo Aktiengesellschaft, a German financial institution (see below). Therefore, the acquisition is individually insignificant under Rule 3-14 of Regulation S-X. The purchase price for the transaction was determined through negotiations between the seller, an unaffiliated third party, and our advisor and its affiliates. After reasonable inquiry, we are not aware of any material factors relating to the property that would cause the reported financial information not to be necessarily indicative of future operating results.

        In connection with the acquisition of the Holstenplatz property, we entered into a loan agreement with Eurohypo Aktiengesellschaft, a German financial institution, to borrow up to $10.1 million (€8.25 million). The initial amount borrowed was $9.7 million which was used to facilitate the purchase of Holstenplatz. The loan is secured by a first mortgage lien on Holstenplatz. The loan bears interest at a fixed annual rate of 3.887% and requires monthly payments of principal and interest. The loan matures on April 30, 2015.

Item 9.01    Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.
	Independent Auditors' Report	3
	Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	4
	Notes to the Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2010 (unaudited) and for the year ended December 31, 2009	5
(b)	Pro Forma Financial Information.
	Unaudited Pro Forma Consolidated Financial Information	7
	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2010	9
	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	10
	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

 Independent Auditors' Report

To the Board of Directors and Stockholders of
Behringer Harvard Opportunity REIT II, Inc.
Addison, Texas

        We have audited the accompanying statement of revenues and certain operating expenses (the "Historical Summary") of Holstenplatz, a multi-tenant office building located in Hamburg, Germany (the "Property"), for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Behringer Harvard Opportunity REIT II, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property's revenues and expenses.

        In our opinion, the Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
September 2, 2010

Holstenplatz

Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2010 (unaudited)
and for the Year Ended December 31, 2009

(in thousands)

	Three Months Ended March 31, 2010 (unaudited)	Year Ended December 31, 2009
Revenues
Rental revenue	$258	$1,095
Tenant reimbursement and other income	75	309

Total revenues	333	1,404

Certain Operating Expenses
Property operating expenses	86	316
Property taxes	23	90
Management fees	7	29
General and administrative expenses	—	1

Total certain operating expenses	116	436

Revenues in excess of certain operating expenses	$217	$968

See accompanying Notes to the Statements of Revenues and Certain Operating Expenses.

Holstenplatz

Notes to the Statements of Revenues and Certain Operating Expenses

For the Three Months Ended March 31, 2010 (unaudited)
and for the Year Ended December 31, 2009

1. ORGANIZATION AND BASIS OF PRESENTATION

        On June 30, 2010, Behringer Harvard Opportunity REIT II, Inc. purchased a 100% interest in a multi-tenant office building known as Holstenplatz, located in Hamburg, Germany for $12.5 million plus closing costs from an unaffiliated third party. Total consideration transferred for Holstenplatz was $12.5 million and consisted of cash of $2.8 million from the proceeds of our offering of stock to the public and proceeds of $9.7 million from a loan with Eurohypo Aktiengesellschaft, a German financial institution.

        The statements of revenues and certain operating expenses (the "Historical Summaries") have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the "SEC"), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summaries include the historical revenues and certain operating expenses of Holstenplatz, exclusive of items which may not be comparable to the proposed future operations of Holstenplatz. The Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of Holstenplatz for the three months ended March 31, 2010 and the year ended December 31, 2009.

        The statement of revenues and certain operating expenses and notes thereto for the three months ended March 31, 2010, included in this report, are unaudited. In the opinion of the Company's management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Principles of Reporting and Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

        In preparing the accompanying financial statements, we evaluated events and transactions that occurred subsequent to March 31, 2010, through the date that the accompanying consolidated financial statements were available to be issued on September 2, 2010.

  Revenue Recognition

        The operations of Holstenplatz consist of rental income earned from its tenants under lease agreements which generally provide for minimum rent payments. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on a straight-line basis over the entire term of the leases, which amounted to rental income of approximately $36 thousand (unaudited) and $70 thousand for the three months ended March 31, 2010 and the year ended December 31, 2009, respectively. Reimbursement income consists of recovery of certain basic operating costs. Recoveries are recognized as revenue in the period the applicable costs are incurred.

Holstenplatz

Notes to the Statements of Revenues and Certain Operating Expenses (Continued)

For the Three Months Ended March 31, 2010 (unaudited)
and for the Year Ended December 31, 2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Foreign Currency Translation

        The Euro is the functional currency for the operations of Holstenplatz. Amounts within the statements of revenues and certain operating expenses were translated using the average exchange rate for the respective period.

3. LEASES

        The aggregate annual minimum cash payments to be received on the non-cancelable operating leases in effect as of December 31, 2009 are as follows (amounts in thousands):

Year Ending December 31,	Amount
2010	$986
2011	973
2012	878
2013	723
2014	539
Thereafter	2,071

$6,170

        The minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for real estate taxes and operating cost escalations.

4. CONCENTRATIONS AND COMMITMENTS

        The following presents rental income (base rent) from tenants who individually represented more than 10% of Holstenplatz's rental income for the year ended December 31, 2009 (amounts in thousands):

Name	Amount
Frau Dr. Tania Roloff	$127
Deutsche Bahn	$150
Holstenbackerei GmbH	$149

******

 Behringer Harvard Opportunity REIT II, Inc.
Unaudited Pro Forma Consolidated Financial Information

        On June 30, 2010, Behringer Harvard Opportunity REIT II, Inc. purchased a 100% interest in a multi-tenant office building known as Holstenplatz, located in Hamburg, Germany for $12.5 million plus closing costs from an unaffiliated third party. Total consideration transferred for Holstenplatz was $12.5 million and consisted of cash of $2.8 million from the proceeds from our offering of stock to the public and proceeds of $9.7 million from a loan with Eurohypo Aktiengesellschaft, a German financial institution.

        In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

        The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009 are presented as if we had acquired Holstenplatz on January 1, 2009. An unaudited pro forma consolidated balance sheet as of June 30, 2010 is not presented as the acquired assets and liabilities of Holstenplatz are reflected in the quarterly report on Form 10-Q for the period ended June 30, 2010. This unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the six months ended June 30, 2010 and our annual report on Form 10-K for the year ended December 31, 2009 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

        We have preliminarily allocated the purchase price to the above tangible and identified intangible assets acquired and liabilities assumed based on their fair values in accordance with general accepted accounting principles as follows:

        Upon the acquisition of real estate properties, we recognize the assets acquired, the liabilities assumed, and any noncontrolling interest as of the acquisition date, measured at their fair values. The acquisition date is the date on which we obtain control of the real estate property. The assets acquired and liabilities assumed may consist of buildings, any assumed debt, identified intangible assets and asset retirement obligations. Identified intangible assets generally consist of the above-market and below-market leases, in-place leases, in-place tenant improvements and tenant relationships. Goodwill is recognized as of the acquisition date and measured as the aggregate fair value of the consideration transferred and any noncontrolling interests in the acquiree over the fair value of identifiable net assets acquired. Likewise, a bargain purchase gain is recognized in current earnings when the aggregate fair value of the consideration transferred and any noncontrolling interests in the acquiree is less than the fair value of the identifiable net assets acquired. Acquisition-related costs are expensed in the period incurred.

        Initial valuations are subject to change until our information is finalized, which is no later than twelve months from the acquisition date.

        The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the "as-if-vacant" value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management's estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

        We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (1) the contractual amounts to be paid pursuant to the in-place leases and (2) management's estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to (a) the remaining non-cancelable lease term for above-market leases, or (b) the remaining non-cancelable lease term plus any fixed rate renewal option for below-market leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the above determined lease term.

        The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces, considering current market conditions. In estimating fair value of in-place leases, we consider items such as real estate taxes, insurance and other operating expenses, as well as lost rental revenue during the expected lease-up period and carrying costs that would have otherwise been incurred had the leases not been in place, including tenant improvements and commissions. The estimates of the fair value of tenant relationships also include costs to execute similar leases. We amortize the value of in-place leases to expense over the term of the respective leases.

Behringer Harvard Opportunity REIT II, Inc.

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Six Months Ended June 30, 2010

(in thousands, except per share amounts)

	Six Months Ended June 30, 2010 as Reported (a)	Prior Acquisition Pro Forma Adjustments (b)	Statement of Revenues and Certain Operating Expenses (c)	Other Pro Forma Adjustments			Pro Forma Six Months Ended June 30, 2010
Revenues
Rental revenue	$3,197	$1,595	$670	$12	(d	)	$5,474
Interest income from real estate loans receivable	2,584	(1,097)	—	—			1,487

Total revenues	5,781	498	670	12			6,961
Expenses
Property operating expenses	919	517	173	—			1,609
Interest expense	697	—	—	—			697
Real estate taxes	360	82	46				488
Property management fees	110	72	15	(15)	(e	)	212
				30	(f	)
Asset management fees	391	92	—	63	(g	)	546
General and administrative	856	142	—	—			998
Acquisition expense	1,446	—	—	—			1,446
Depreciation and amortization	1,658	429	—	278	(h	)	2,365

Total expenses	6,437	1,334	234	356			8,361
Interest income, net	257	—	—	—			257
Bargain purchase gain	5,492						5,492
Other income, net	(138)	—	—	—			(138)

Income (loss) before equity in losses of unconsolidated joint venture	4,955	(836)	436	(344)			4,211
Equity in losses of unconsolidated joint venture	(7)	—	—	—			(7)

Net income (loss)	4,948	(836)	436	(344)			4,204
Add: net income (loss) attributable to the noncontrolling interest	(619)	84	—	—			(535)

Net income (loss) attributable to Behringer Harvard Opportunity REIT II, Inc.	$4,329	$(752)	$436	$(344)			$3,669

Weighted average shares outstanding:
Basic and diluted	17,282						17,282
Earnings (loss) per share:
Basic and diluted	$0.25						$0.21

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Pro Forma Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2009

(in thousands, except per share amounts)

	Year Ended December 31, 2009 as Reported (a)	Prior Acquisition Pro Forma Adjustments (b)	Statement of Revenues and Certain Operating Expenses (c)	Other Pro Forma Adjustments		Pro Forma Year Ended December 31, 2009
Revenues
Rental revenue	$5,484	$3,967	$1,404	$24	(d)	$10,879
Interest income from real estate loans receivable	891	—	—	—		891

Total revenues	$6,375	$3,967	$1,404	$24		$11,770

Expenses
Property operating expenses	1,381	1,613	316	—		3,310
Interest expense	1,309	—	—	—		1,309
Real estate taxes	646	229	90			965
Property management fees	172	178	29	(29)	(e)	413
				63	(f)
Asset management fees	457	254	—	125	(g)	836
General and administrative	1,545	429	1	—		1,975
Depreciation and amortization	2,422	2,208	—	557	(h)	5,187

Total expenses	7,932	4,911	436	716		13,995
Interest income, net	484	—	—	—		484
Other income, net	—	5,492	—	—		5,492

Income (loss) before equity in losses of unconsolidated joint venture	(1,073)	4,548	968	(692)		3,751
Equity in losses of unconsolidated joint venture	(2)	—	—	—		(2)

Net income (loss)	(1,075)	4,548	968	(692)		3,749
Add: net loss atttributable to the noncontrolling interest	9	(455)	—			(446)

Net income (loss) attributable to Behringer Harvard Opportunity REIT II, Inc.	$(1,066)	$4,093	$968	$(692)		$3,303

Weighted average shares outstanding:
Basic and diluted	10,592					10,592
Loss per share:
Basic and diluted	$(0.10)					$0.31

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2010

  a.
  Reflects our historical operations for the six months ended June 30, 2010.

  b.
  Reflects the pro forma adjustments for the acquisition of Palms of Monterrey, which was acquired on May 10, 2010, as if the property had been acquired on January 1, 2009.

  c.
  Reflects the historical and pro forma revenues and certain operating expenses of Holstenplatz for the six months ended June 30, 2010.

  d.
  Reflects the pro forma straight-line amortization of the above-market and below-market leases over the average remaining terms of the leases of 5.3 years.

  e.
  Reflects the reversal of historical and pro forma property management fees for Holstenplatz.

  f.
  Reflects the property management fees associated with the current management of Holstenplatz, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

  g.
  Reflects the inclusion of an asset management fee associated with Holstenplatz, based on 1% of the asset basis.

  h.
  Reflects the depreciation and amortization of Holstenplatz using the straight-line method over the estimated useful life of 25 years for buildings and an average 5.3 years for lease intangibles.

Unaudited Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2009

  a.
  Reflects our historical operations for the year ended December 31, 2009.

  b.
  Reflects the pro forma adjustments for the acquisition of Palms of Monterrey, which was acquired on May 10, 2010, as if the property had been acquired on January 1, 2009.

  c.
  Reflects the historical revenues and certain operating expenses of Holstenplatz for the year ended December 31, 2009.

  d.
  Reflects the pro forma straight-line amortization of the above-market and below-market leases over the average remaining terms of the leases of 5.3 years.

  e.
  Reflects the reversal of historical property management fees for Holstenplatz.

  f.
  Reflects the property management fees associated with the current management of Holstenplatz, for a fee of 4.5% of annual gross revenues, as defined in the property management agreement.

  g.
  Reflects the inclusion of an asset management fee associated with Holstenplatz, based on 1% of the asset basis.

  h.
  Reflects the depreciation and amortization of Holstenplatz using the straight-line method over the estimated useful life of 25 years for buildings and an average of 5.3 years for lease intangibles.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.
Dated: September 2, 2010	By:	/s/ GARY S. BRESKY Gary S. Bresky Chief Financial Officer